UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: March 28, 2007


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              Colorado                                   0-29670
-------------------------------------             ----------------------
  (State or other jurisdiction of                   (Commission File
           incorporation)                                Number)

                                   84-1491159
                        ---------------------------------
                          (IRS Employer Identification
                           Number)


             10200 W. 44th Ave, Suite 200 E., Wheat Ridge, CO 80033
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-940-2090
               Registrant's telephone number, including area code

                              Dynadapt System, Inc.

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


         On March 26, 2007, the management of Sun River Energy, Inc. (the "Company"), concluded that the financial statements in the Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006 and the Form 10-QSBs for the quarter ended July 31, 2006, the quarter ended October 31, 2006 and the quarter ended January 31, 2007 should no longer be relied upon. In addition, the Current Report on Form 8K 12g3 filed with the Securities and Exchange Commission (SEC) on May 3, 2006 containing financial statements, should no longer be relied upon.

Goodwill Recognition

            In  connection  with the  consolidation/reverse  acquisition  of the
Company, acquired certain assets which were recognized on a step-up basis and recognized the resulting goodwill on the balance sheet. Management has determined that recapitalization accounting the does not allow for a step-up in the basis of the assets and further that it does not contemplate merger-created intangible assets, such as goodwill.

         Management has determined that rather then accounting for the assets on a step up basis, that it is accurate to recognize the assets on the predecessor basis with no goodwill being recognized.

         The Company intends to file an amendment to its annual report on Form 10-KSB for the year ended April 30, 2006 and its quarterly reports on Form 10-QSB for the quarter ended July 31, 2006, for the quarter ended October 31, 2006 and for the quarter ended January 31, 2007 to reflect the conclusions and facts briefly described above. In addition, the Company will be filing an amendment to the Form 8K 12g3 dated May 3, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                              SUN RIVER ENERGY, INC.



                                              By:   /s/Wesley Whiting
                                                       Wesley Whiting, President


                                                       Date: March 28, 2007